EXHIBIT 21.1
LIST OF SUBSIDIARIES OF BELDEN INC.

Country/State of
Entity	Incorporation
Anglo-American Cables Ltd.	(Incorporated in the United Kingdom)
Belden AB	(Incorporated in Sweden)
Belden Asia (Hong Kong) Limited	(Incorporated in Hong Kong)
Belden Asia (Thailand) Limited	(Incorporated in Thailand)
Belden Australia Pty Ltd.	(Incorporated in Australia)
Belden Brasil Comerical Ltda.	(Incorporated in Brazil)
Belden (Canada) Finco Limited Partnership	(Canadian Limited Partnership)
Belden CDT (Canada) Inc.	(Incorporated in Canada)
Belden CDT European Shared Services	(Incorporated in The Netherlands)
Belden CDT International, Inc.	(Incorporated in Delaware)
Belden CDT Networking, Inc.	(Incorporated in Washington)
Belden Communications Holding	(Incorporated in Delaware)
Belden de Sonora SA. de CV	(Incorporated in Mexico)
Belden Deutschland GmbH	(Incorporated in Germany)
Belden-Duna Kabel Kft	(Incorporated in Hungary)
Beldwn-EIW GmbH & Co. Kg	(German Limited Partnership)
Belden Electronics Argentina S.A.	(Incorporated in Argentina)
Belden Electronics GmbH	(Incorporated in Germany)
Belden Electronics, S.A. de CV	(Incorporated in Mexico)
Belden Electronics S.a.r.l.	(Incorporated in France)
Belden Europe B.V.	(Incorporated in The Netherlands)
Belden Global C.V. & Belden Wire & Cable B.V. Finance Gbr	(German Civil Code Partnership)
Belden Far East Holdings, B.V.	(Incorporated in The Netherlands)
Belden Global CV	(Netherlands Limited Partnership)
Belden Holdings, Inc.	(Incorporated in Delaware)
Belden 1993 Inc.	(Incorporated in Delaware)
Belden India Private Limited	(Incorporated in India)
Belden Insurance Company (Inactive)	(Incorporated in Vermont)
Belden International Holdings, B.V.	(Incorporated in The Netherlands)
Belden Technologies, Inc.	(Incorporated in Delaware)
Belden Logistic Services B.V.	(Incorporated in The Netherlands)
Belden Singapore Private Limited	(Incorporated in Singapore)
Belden (UK) Finco Limited Partnership	(United Kingdom Limited Partnership)
Belden (UK) Limited	(Incorporated in the United Kingdom)
Belden Wire & Cable B.V.	(Incorporated in The Netherlands)
Belden Wire & Cable Company	(Incorporated in Delaware)
Belden Wire & Cable Trading (Shanghai) Co. Ltd.	(Incorporated in China)
Cable Design Technologies (Deutschland) Gmbh	(Incorporated in Germany)
CDT International Holdings, Inc.	(Incorporated in Delaware)
CDTCO Ltd.	(Incorporated in Bermuda)
CDT/Nordic Holding AB	(Incorporated in Sweden)

Country/State of
Entity	Incorporation
Cekan/CDT AS	(Incorporated in Denmark)
Dalian LTK Electric Wire Ltd.	(Incorporated in China)
HEW-Kabel/CDT Gmbh & Co. Kg	(Incorporated in Germany)
HEW-Kabel/CDT Skandinaviska AB	(Incorporated in Sweden)
HEW-Kabel/CDT Verwaltungs GmbH	(Incorporated in Germany)
Hirschmann Automation & Control B.V.	(Incorporated in The Netherlands)
Hirschmann Automation & Control GmbH	(Incorporated in Germany)
Hirschmann Automation and Control Inc.	(Incorporated in Delaware)
Hirschmann Automation & Control K.K.	(Incorporated in Japan)
Hirschmann Automation & Control Ltd.	(Incorporated in the United Kingdom)
Hirschmann Automation & Control Pte Ltd.	(Incorporated in Singapore)
Hirschmann Automation & Control S.A.S.	(Incorporated in France)
Hirschmann Automation & Control S.L.	(Incorporated in Spain)
Hirschmann Automation & Control (Shanghai) Co. Ltd.	(Incorporated in China)
Hirschmann Electronics GmbH	(Incorporated in Germany)
Hirschmann Industries GmbH	(Incorporated in Germany)
Hirschmann Verwaltungs GmbH	(Incorporated in Germany)
Huizhou LTK Electronic Cable Limited	(Incorporated in China)
ITC/CDT Industria Tecnica CAVI S.r.l.	(Incorporated in Italy)
LTK Cable (Huizhou) Ltd.	(Incorporated in China)
LTK Cable Technology Ltd.	(Incorporated in Taiwan)
LTK Electric Wire (Huizhou) Limited	(Incorporated in China)
LTK Electronic Cables (Suzhou) Limited	(Incorporated in China)
LTK Industries (Suzhou) Limited	(Incorporated in China)
LTK International Limited	(Incorporated in Hong Kong)
LTK Technologies Co., Limited	(Incorporated in Japan)
LTK Wiring Co. Limited	(Incorporated in Hong Kong)
LTK Wiring (Chongqing) Company Limited	(Incorporated in China)
Microlog Logistiche Dienstleistungen GmbH	(Incorporated in Germany)
Ningbo Hirschmann Electronics Co. Ltd.	(Incorporated in China)
Nordx CDT Corp.	(Incorporated in Delaware)
Nordx/CDT Limited	(Incorporated in the United Kingdom)
Noslo Limited	(Incorporated in the United Kingdom)
Raydx/CDT Limited	(Incorporated in the United Kingdom)
Red Hawk/CDT Inc.	(Incorporated in Delaware)
Shanghai LTK Electronic Cables Limited	(Incorporated in China)
Thermax/CDT Inc.	(Incorporated in Delaware)
X-Mark/CDT, Inc.	(Incorporated in Pennsylvania)
Xuzhou Hirschmann Electronics Co. Ltd.	(Incorporated in China)